SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  April 25, 2000

                            ENERGIZER HOLDINGS, INC.
                          ____________________________
             (Exact name of Registrant as specified in its charter)

             MISSOURI               1-15401               43-1863181
            _________________________________________________________
      (State or other          (Commission               (IRS Employer
      Jurisdiction of           File Number)         Identification Number)
       Incorporation)

             800 CHOUTEAU AVENUE, ST. LOUIS, MISSOURI          63102
           ___________________________________________________________
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (314) 982-2000
                                  ____________
              (Registrant's telephone number, including area code)

                              Item 5.  Other Events

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

     Energizer Holdings, Inc. and its representatives may from time to time make written or verbal statements, including statements regarding its businesses and their respective markets, projections of future performance, statements of management's plans and objectives, forecasts of market trends and other matters. These statements, to the extent they are not historical fact, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be contained in Energizer's filings with the Securities and Exchange Commission, press releases, and written or oral presentations made by representatives of Energizer to analysts, rating agencies, shareholders, news organizations and others. No assurance can be given that the results in any forward-looking statements will be achieved and actual results could be affected by one or more factors which could cause them to differ materially. In order to maximize, to the fullest extent possible, the protections of the safe harbor established in the Private Securities Litigation Reform Act of 1995, Energizer wishes to ensure that any written or oral forward-looking statements made by it or on its behalf are accompanied by a reference to meaningful cautionary statements.

     All forward-looking statements made by or on behalf of Energizer are hereby qualified in their entirety by reference to the following important factors, among others, that could affect Energizer's businesses and cause actual results to differ materially from those projected. Any forward-looking statement speaks only as of the date on which such statement is made, and Energizer undertakes no obligation to update such statement to reflect events or circumstances arising after such date.

     GENERAL ECONOMIC CONDITIONS CAN SIGNIFICANTLY AFFECT ENERGIZER'S FINANCIAL RESULTS.


     Energizer's financial results can be significantly affected by general economic conditions, inflationary pressures, high labor costs and unforeseen changes in consumer demand or buying patterns. Potential limitations on Energizer's ability to generate sufficient internal cash flows, interest rate fluctuations and other capital market conditions may negatively affect energizer's ability to generate sufficient internal cash flows, interest rate fluctuations and other capital market conditions may negatively affect
Energizer's ability to support capital expansion plans, share repurchase programs, general operations and research and development and advertising and promotional activities. Changes in accounting standards applicable to Energizer may also have a negative impact on its results of operations. Significant declines or extreme volatility in U.S. or foreign stock markets, or segments of those markets, may have a negative impact on economic growth in the United States, and economic crises in other regions of the world may also have a negative impact. Uncertainty surrounding possible political candidates and elections in the year 2000 may affect economic conditions in the United States.


BECAUSE OF THE IMPORTANCE OF ENERGIZER'S FOREIGN OPERATIONS, POLITICAL OR ECONOMIC TURMOIL IN OTHER COUNTRIES MAY CAUSE ENERGIZER'S PROFITS TO DECLINE OR PUT ITS ASSETS AT RISK.

     The Energizer business is currently conducted on a worldwide basis. Consequently, Energizer is subject to a number of significant risks associated with its subsidiaries doing business in foreign countries. The operating profits of Energizer may decline because of changes in the value of local currencies, or because of hyperinflationary conditions in developing economies. Other risks and considerations include:
- the effect of foreign income and withholding taxes and the U.S. tax implications of foreign source income and losses;
-     the possibility of expropriation, confiscatory taxation or price controls;
-     adverse  changes  in  local  investment  or  exchange control regulations;
- difficulties inherent in operating in countries with less developed legal systems;
- political instability, government nationalization of business or industries, government corruption and civil unrest; and
-     restrictions  on  the  flow  of  capital  between  countries.

While these risks can affect any business with foreign operations, they assume special importance for Energizer because of the nature of Energizer's business and the significance of its foreign operations to Energizer. Approximately half of Energizer's sales and a third of its profits arise out of foreign operations, and a significant portion of its production capacity is located overseas. Negative economic conditions in Asian and Latin American countries in the past several years have significantly decreased Energizer's operating profits, and although those conditions appear to be improving, Energizer's operations in those countries may not be able to regain their former levels of profitability. Energizer's subsidiaries have manufacturing facilities in several Asian countries that have undergone or are currently undergoing political unrest, and any ongoing instability in those countries could affect Energizer's production levels.

     Because the manufacture of batteries involves the use of industrial materials, chemicals and other potentially hazardous substances, Energizer's facilities in the U.S. and other developed nations are subject to a broad range of laws and regulations relating to the environment. In many developing countries in which the Energizer business is operated there has not been significant governmental regulation relating to the environment, occupational safety, employment practices or other business matters routinely regulated in the United States. As such economies develop, it is possible that new regulations may increase the expense and risk of doing business in such countries. In addition, social legislation in many countries in which the Energizer business operates may result in significantly higher expenses associated with terminating employees, distributors, or joint ventures and with closing manufacturing facilities.

CHANGES IN TECHNOLOGY MAY CAUSE ENERGIZER'S SALES AND PROFITS TO DECLINE IF THE PRIMARY BATTERIES WHICH ENERGIZER PRODUCES CANNOT COMPETE, ON A PRICE OR PERFORMANCE BASIS, WITH NEW BATTERY TECHNOLOGIES OR OTHER SOURCES OF PORTABLE POWER.

     The battery industry has been notable for the pace of innovations in product life, product design and applied technology. Energizer and its competitors have made and continue to make significant investments in research and development with the goal of further innovation. If competitors introduce new or enhanced products that significantly outperform Energizer's, or if they develop or apply manufacturing technology which permits them to manufacture batteries at a significantly lower cost relative to Energizer's, Energizer may be unable to compete successfully in the market segments affected by these changes. For example, new battery technologies that are currently being investigated, but are not yet commercially viable, may make currently marketed alkaline batteries obsolete. Pre-emptive patent rights, restrictions on Energizer's ability to expand or modify manufacturing capacity or constraints on Energizer's research and development activity may limit Energizer's ability to introduce products that are competitive on a performance basis. Technological or design changes in portable electronic and other devices that utilize batteries as a power source may significantly affect the demand for batteries. Continuing improvements in the service life of primary (non-rechargeable) batteries, improvements in rechargeable battery performance (including improvements in size, the time required for recharge, and the duration of each discharge) and increasing consumer acceptance of rechargeable batteries, may also negatively affect the number of primary batteries sold by Energizer.

ENERGIZER  OPERATES  IN  A  HIGHLY  COMPETITIVE  INDUSTRY.

     The battery industry is highly competitive, both in the United States and on a global basis, as a number of large battery manufacturers compete for consumer acceptance and, increasingly, limited retail shelf space. Competition is based upon brand perceptions, product performance, customer service and price. Energizer's ability to compete effectively may be affected by a number of factors:
- Energizer's primary competitor, Duracell International, Inc., a subsidiary of The Gillette Company, has substantially greater financial, marketing and other resources, and greater market share, than Energizer does. Because of its ownership by Gillette, it also has significant advantages in distribution, sales and negotiating leverage with retailers.
- Energizer's competitors may have lower production, sales and distribution costs, and higher profit margins, than Energizer, which may enable them to compete more aggressively in offering retail discounts and other promotional incentives.
- The offering of private-label batteries by retail chains may create significant pricing pressure and may also increase consumer perceptions that batteries are a commodity product.
- Loss of key retail customers to competitors, or significant penetration of the U.S. market by foreign battery manufacturers, may erode Energizer's market share.
- Product improvements or effective advertising campaigns by competitors, or increased demand for rechargeable batteries, may weaken consumer demand for Energizer's products. Energizer is introducing its super-premium "Energizer e2" brand of alkaline batteries in the summer of 2000. Consumer response to the new brand is difficult to predict, and sales may be lower than anticipated.
- Changes in consumer preferences from carbon zinc to alkaline batteries in developing countries may benefit Energizer's competitors and erode Energizer's market share in those countries.

CONSOLIDATION OF THE RETAIL TRADE MAY PUT ENERGIZER AT A DISADVANTAGE IN ITS DEALINGS WITH RETAILERS.

     During the past decade, retail sales of consumer products, including battery and lighting products, have been increasingly consolidated in a small number of regional and national mass merchandisers and warehouse clubs. This trend towards consolidation is occurring on a worldwide basis as well as in the United States. As a result of this consolidation, a significant percentage of Energizer's sales are attributable to a limited group of customers. This consolidation gives Energizer's customers great leverage in demanding price and promotional concessions. Because of the importance of these key customers to Energizer, price or promotional demands by such customers, or reductions in purchases or loss of their accounts, could have a significant adverse impact on Energizer's operating profits.

INCREASES IN THE PRICE OF RAW MATERIALS MAY CAUSE THE COST OF MANUFACTURING TO INCREASE AND CONSEQUENTLY CAUSE ENERGIZER'S PROFITS TO DECLINE.

     The principal raw materials used in the Energizer business - manganese dioxide, zinc, acetylene black and potassium hydroxide -- are sourced on a regional or global basis, and the prices of those raw materials are susceptible to currency fluctuations and price fluctuations due to transportation, government regulations, price controls, economic climate, or other unforeseen circumstances. Energizer manages exposure to changes in the prices of its raw materials by hedging certain of its requirements and by making forward purchases, but there is no guarantee that those efforts will be effective, and operating profits may decline if raw material price increases are not able to be passed on to customers.

ENVIRONMENTAL LIABILITIES AND COMPLIANCE WITH ENVIRONMENTAL LAWS MAY INCREASE ENERGIZER'S EXPENSES OF DOING BUSINESS AND CONSEQUENTLY CAUSE ENERGIZER'S PROFITS TO DECLINE.

     Because the manufacture of batteries involves the use of industrial materials, chemicals and other potentially hazardous substances, Energizer's facilities are subject to a broad range of federal, state, local and foreign laws and regulations relating to the environment. While Energizer has not experienced any material adverse impact on its operations as a result of such laws and regulations, Energizer cannot guarantee that current or future regulations might not have such an impact on its business, financial condition or results of operations.

     Energizer has been and is subject to a number of proceedings related to its disposal of industrial and hazardous material at off-site disposal locations. These proceedings have been brought under federal and state statutes requiring clean-up of such locations, regardless of fault or the lawfulness of the original disposal. Liability under these statutes is typically joint and several, meaning that a liable party may be responsible for all of the costs incurred in investigating and cleaning up contamination at a site. As a practical matter, however, liability is generally shared by all of the financially viable responsible parties. Although Energizer does not currently anticipate that its liability under these proceedings, individually or as a whole, will have a materially adverse impact on its business, financial condition or results of operation, it cannot guarantee that such will be the case. Energizer also cannot estimate the impact of environmental regulations or proceedings which may be enacted or brought in the future.

LEGAL AND ADMINISTRATIVE MATTERS MAY INCREASE ENERGIZER'S EXPENSES OF DOING BUSINESS AND CONSEQUENTLY CAUSE ENERGIZER'S PROFITS TO DECLINE.

     Although no significant litigation is now pending or threatened, legal and administrative proceedings related to Energizer's businesses, including product liability claims and employment claims, may be brought in the future, which could be adverse to Energizer. Energizer maintains internal controls and compliance programs to prevent violations which could give rise to such claims, but there can be no assurance that such controls will be effective. In addition, new laws and regulations, policies on enforcement, or judicial and administrative interpretations of existing laws or regulations, may have an adverse impact on Energizer's results of operations.

COST REDUCTIONS AND TAX AND OTHER BENEFITS ANTICIPATED FROM RESTRUCTURING ACTIVITIES MAY NOT BE REALIZED.

     Energizer has closed various battery production facilities during the past several years and has recorded provisions for restructuring which have reduced current earnings. It is possible that it may determine in the future to close additional facilities and consolidate production capacity in remaining facilities, in which event it would record additional provisions for restructuring. The recorded provisions may not be sufficient to cover unanticipated expenses which may be generated by such restructuring, and additional charges may have to be recorded. Energizer may also be unable to realize the cost reductions and tax and other benefits it anticipates from restructuring. Significant additional expenses or failure to achieve anticipated benefits resulting from such restructuring may have an adverse effect on future financial results.

SUMMARY

     The foregoing list of potential risk factors is not exhaustive, and new factors may emerge which could significantly impact Energizer's businesses. Such additional factors, including, but not limited to, factors discussed from time to time in Energizer's reports filed with the Securities and Exchange Commission, could also affect Energizer's actual results and cause those results to differ materially from those expressed in any forward-looking statements issued by Energizer or its representatives. It is impossible for Energizer's management to predict such factors, or the likelihood of the factors listed above, and therefore forward-looking statements should not be relied upon as a prediction of actual future results.

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENERGIZER  HOLDINGS,  INC.



By:  /s/ Harry L. Strachan, III
Harry  L.  Strachan, III
Vice  President  and  General  Counsel

Dated:  April  25,  2000